SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

IMPERIAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

TEXAS	000-16674	74-0704500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE IMPERIAL SQUARE P. O. BOX 9 SUGAR LAND, TEXAS		77487
(Address of principal executive offices)		(Zip Code)

(281) 491-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing and Item 8.01 Other Events

As previously disclosed, Mr. Yves-Andre Istel resigned from the Imperial Sugar Company’s Board of Directors effective December 5, 2011, reducing to two the number of independent directors on the Company’s Audit Committee. NASDAQ rules require that listed company’s audit committee consist of at least three independent directors. On December 19, 2011, the Company received a letter from NASDAQ indicating that the Company’s Audit Committee no longer complied with its listing rules in this regard (Listing Rule 5605) and provided a cure period until at least June 4, 2012 to achieve compliance.

On December 21, 2011, Mr. Ronald C. Kesselman, a current independent director, was appointed to serve on the Audit Committee, thus regaining compliance with the listing rule.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL SUGAR COMPANY

Date: December 21, 2011	By:	/s/ H. P. Mechler
H. P. Mechler
Senior Vice President and Chief Financial Officer